SCHEDULE 14A

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant                    [X]

Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material under Rule 14a-12

                     PIONEER DIVERSIFIED HIGH INCOME TRUST
                          PIONEER FLOATING RATE TRUST
                           PIONEER HIGH INCOME TRUST
                      PIONEER MUNICIPAL HIGH INCOME TRUST
                 PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST
                                60 State Street
                          Boston, Massachusetts 02109
                                1-800-622-3265

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       SCHEDULED FOR SEPTEMBER 22, 2008

     This is the formal agenda for your fund's annual meeting of shareholders. It tells you the matters upon which you will be asked to vote and the time and place of the meeting, in case you want to attend in person.

     To the shareholders of Pioneer Diversified High Income Trust, Pioneer Floating Rate Trust, Pioneer High Income Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust:

     The annual meeting of shareholders of each of the above registered investment management companies (each, a "fund" and, collectively, the "funds") will be held at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, on Monday, September 22, 2008 at 2:00 p.m., Eastern time, to consider the following:

    1. To elect three Trustees of your fund, as named in the attached proxy statement: (i) with respect to each of Pioneer Floating Rate Trust, Pioneer High Income Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust, by the holders of Common and Preferred Shares voting together as a single class, and (ii) with respect to Pioneer Diversified High Income Trust, by the holders of Common Shares. Each elected Trustee will serve for a three year term or until a successor is elected.

    2. To consider any other business that may properly come before the meeting.

     Each fund will hold a separate meeting. Shareholders of each fund will vote separately.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF PROPOSAL NO 1.
     Shareholders of record as of the close of business on July 9, 2008 are entitled to vote at the meeting and any adjournment or postponement thereof.

                                 By Order of each Board of Trustees,

                                 Dorothy E. Bourassa, Secretary
Boston, Massachusetts
July 30, 2008
                              -----------------

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY.
                                                                  22246-00-0708

                              PROXY STATEMENT OF
                     PIONEER DIVERSIFIED HIGH INCOME TRUST
                          PIONEER FLOATING RATE TRUST
                           PIONEER HIGH INCOME TRUST
                      PIONEER MUNICIPAL HIGH INCOME TRUST
                 PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST

                                60 State Street
                          Boston, Massachusetts 02109
                                1-800-622-3265

                        ANNUAL MEETING OF SHAREHOLDERS

     This proxy statement contains the information you should know before voting on the proposal summarized below.

     Each fund will furnish without charge a copy of its most recent annual report and any more recent semi-annual report to any shareholder upon request. Shareholders who want to obtain a copy of a fund's reports should direct all written requests to the attention of the fund, at the address listed above, or should call Pioneer Investment Management Shareholder Services Inc. ("PIMSS") at 1-800-622-3265.

                                 INTRODUCTION

     This proxy statement is being used by the Board of Trustees of each fund to solicit proxies to be voted at the annual meeting of shareholders of each fund referenced above. Participating in the meeting are holders of common shares of beneficial interest (the "Common Shares") of each fund and the holders of preferred shares of beneficial interest (the "Preferred Shares") of Pioneer Floating Rate Trust, Pioneer High Income Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust. Each meeting will be held at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, at 2:00 p.m., Eastern time, on Monday, September 22, 2008, and at any adjournments or postponements of a meeting to a later date, for the purposes as set forth in the accompanying notice of annual meeting of shareholders.

     This proxy statement and the enclosed proxy card are being mailed to shareholders of each fund on or about August 5, 2008. The annual report for each fund for its most recently completed fiscal year was previously mailed to shareholders.

                            WHO IS ELIGIBLE TO VOTE

     Shareholders of record of each fund as of the close of business on July 9, 2008 (the "record date") are entitled to vote on all of the fund's business at the annual shareholder meeting and any adjournments or postponements thereof. For Pioneer Diversified High Income Trust the affirmative vote of a plurality of the Common Shares of the fund present at the meeting in person or by proxy is required to elect each nominee for Trustee. For each of Pioneer Floating Rate Trust, Pioneer High Income Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust, the affirmative vote of a plurality of the Common and Preferred Shares of each fund present at the meeting in person or by proxy, voting together as a single class, is required to elect each nominee for Trustee. Election by plurality means those three persons who receive the highest number of votes from shares cast "FOR" shall be elected. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to the shareholder's instructions. If you sign a proxy card but do not fill in a vote, your shares will be voted FOR each of the nominees for Trustee listed on the proxy card. If any other business properly comes before the annual shareholder meeting, your shares will be voted at the discretion of the persons named as proxies.

     Shareholders of each fund will only vote on proposals relating to their fund.

                                  PROPOSAL 1

                         ELECTION OF BOARD OF TRUSTEES

     Shareholders of each fund are being asked to consider the election of three nominees to the Board of Trustees of the fund. Two of the nominees for election to each fund's Board currently serve as Trustees of the fund and have served in that capacity continuously since originally elected or appointed. Dr. Benjamin M. Friedman is not currently a Trustee of any of the funds. Each Trustee shall be elected to hold office for a three-year term and until his or her successor is elected and qualified. Each nominee has consented to being named in this proxy statement and indicated his or her willingness to serve if elected. In the unanticipated event that any nominee should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by the fund's Board of Trustees. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) for the election of the nominees named below as Trustees of each fund.

     The Agreement and Declaration of Trust for each fund provides that the Board of Trustees shall consist of Trustees divided into three classes, each class to consist, as nearly as may be possible, of one-third of the total number of trustees constituting the entire Board of Trustees. The Trustees of only one class are elected at each annual meeting so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period. Each fund's Board of Trustees is divided into three staggered term classes--Class I, Class II and Class III. Class I Trustees are being submitted to shareholders for election at the meeting for Pioneer Diversified High Income Trust. Class II Trustees are being submitted to shareholders for election at the meeting for each of Pioneer Floating Rate Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust. Class III Trustees are being submitted to shareholders for election at the meeting for Pioneer High Income Trust.

     Each fund's Board of Trustees consists of nine members.

Pioneer Diversified High Income Trust
     The terms of the Class I Trustees -- Ms. Graham, Mr. Kingsbury and Mr. Winthrop -- expire at the upcoming 2008 annual meeting; the terms of the Class II Trustees -- Ms. Bush, Mr. Perna and Ms. Piret -- expire in 2009; the terms of the Class III Trustees -- Mr. Cogan, Mr. Bock and Mr. West -- expire in 2010.

Pioneer Floating Rate Trust
     The terms of the Class II Trustees -- Ms. Graham, Mr. Kingsbury and Mr. Winthrop -- expire at the upcoming 2008 annual meeting; the terms of the Class III Trustees -- Ms. Bush, Mr. Perna and Ms. Piret -- expire in 2009; the terms of the Class I Trustees -- Mr. Cogan, Mr. Bock and Mr. West -- expire in 2010.

Pioneer Municipal High Income Trust
     The terms of the Class II Trustees -- Ms. Graham, Mr. Kingsbury and Mr. Winthrop -- expire at the upcoming 2008 annual meeting; the terms of the Class III Trustees -- Ms. Bush, Mr. Perna and Ms. Piret -- expire in 2009; the terms of the Class I Trustees -- Mr. Cogan, Mr. Bock and Mr. West -- expire in 2010.

Pioneer Municipal High Income Advantage Trust
     The terms of the Class II Trustees -- Ms. Graham, Mr. Kingsbury and Mr. Winthrop -- expire at the upcoming 2008 annual meeting; the terms of the Class III Trustees -- Ms. Bush, Mr. Perna and Ms. Piret -- expire in 2009; the terms of the Class I Trustees -- Mr. Cogan, Mr. Bock and Mr. West -- expire in 2010.

Pioneer High Income Trust
     The terms of the Class III Trustees -- Ms. Graham, Mr. Kingsbury and Mr. Winthrop -- expire at the upcoming 2008 annual meeting; the terms of the Class I Trustees -- Ms. Bush, Mr. Perna and Ms. Piret -- expire in 2009; the terms of the Class II Trustees -- Mr. Cogan, Mr. Bock and Mr. West -- expire in 2010.

     Subsequently, for each fund, each class of Trustees will stand for election at the conclusion of its respective three-year term. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period. Mr. Winthrop is retiring as Trustee of each fund and will not stand for election. Dr. Friedman was nominated as a Trustee by each Board in anticipation of Mr. Winthrop's retirement. Dr. Friedman is being proposed for election at the meeting as a Class I Trustee for Pioneer Diversified High Income Trust; Class II Trustee for each of Pioneer Floating Rate Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust; and Class III Trustee for Pioneer High Income Trust.

     Holders of the Preferred Shares of each fund that has issued Preferred Shares are entitled to elect two trustees of that fund. Mr. Cogan and Ms. Piret have been designated as the Trustees to be elected by the holders of the Preferred Shares of each fund that has issued Preferred Shares. As noted above, neither Mr. Cogan's nor Ms. Piret's terms expire at the upcoming 2008 annual meeting. Consequently, Preferred Shares are not asked to vote as a separate class at the upcoming 2008 annual meeting.

     The following table sets forth the nominees for election, their ages, each nominee's or incumbent Trustee's position(s) with each fund, his or her age, address, principal occupation during the past five years and any other board memberships they hold. Trustees who are interested persons of a fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), are referred to as Interested Trustees. Trustees who are not interested persons of a fund are referred to as Independent Trustees. Each of the Trustees (except Mr. West, Mr. Bock and Dr. Friedman) serves as a Trustee of each of the 77 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). Mr. West serves as Trustee of 33 of the 77 Pioneer Funds, and Mr. Bock serves as Trustee of 76 of the 77 Pioneer Funds. Dr. Friedman serves as Trustee of 71 of the 77 Pioneer Funds. The address for all Trustees and all officers of each fund is 60 State Street, Boston, Massachusetts 02109.

                                                                                          Other
                                       Term of Office                                 Directorships
                       Position(s)          and                                       Held by this
      Name, Age         Held With        Length of         Principal Occupation(s)       Trustee
     and Address        each Fund         Service          During Past Five Years      or Nominee
--------------------- ------------- ------------------- ---------------------------- --------------
Interested Trustees:
John F. Cogan, Jr.    Chairman of   Diversified High    Deputy Chairman and a        None
(82)*                 the Board,    Income Trust:       Director of Pioneer Global
                      Trustee and   Class III Trustee   Asset Management S.p.A.
                      President     since 2007. Term    ("PGAM"); Non-Executive
                                    expires in 2010.    Chairman and a Director
                                    Floating Rate       of Pioneer Investment
                                    Trust:              Management USA Inc.
                                    Class I Trustee     ("PIM-USA"); Chairman
                                    since 2003. Term    and a Director of Pioneer;
                                    expires in 2010.    Chairman and Director of
                                    Elected by          Pioneer Institutional Asset
                                    Preferred Shares    Management, Inc. (since
                                    only.               2006); Director of
                                    High Income         Pioneer Alternative
                                    Trust: Class II     Investment Management
                                    Trustee since       Limited (Dublin);
                                    2002. Term          President and a Director
                                    expires in 2010.    of Pioneer Alternative
                                    Elected by          Investment Management
                                    Preferred Shares    (Bermuda) Limited and
                                    only.               affiliated funds; Director
                                    Municipal High      of PIOGLOBAL Real
                                    Income Trust:       Estate Investment Fund
                                    Class I Trustee     (Russia) (until June
                                    since 2003. Term    2006); Director of Nano-C,
                                    expires in 2010.    Inc. (since 2003);
                                    Elected by          Director of Cole
                                    Preferred Shares    Management Inc. (since
                                    only.               2004); Director of

                                                                                           Other
                                         Term of Office                                Directorships
                         Position(s)           and                                     Held by this
      Name, Age           Held With         Length of       Principal Occupation(s)       Trustee
     and Address          each Fund          Service         During Past Five Years     or Nominee
--------------------- ---------------- ------------------ --------------------------- --------------
                                       Municipal High     Fiduciary Counseling,
                                       Income             Inc.; President and
                                       Advantage Trust:   Director of Pioneer Funds
                                       Class I Trustee    Distributor, Inc. ("PFD")
                                       since 2003. Term   (until May 2006);
                                       expires in 2010.   President of all of the
                                       Elected by         Pioneer Funds; and Of
                                       Preferred Shares   Counsel, Wilmer Cutler
                                       only.              Pickering Hale and Dorr
                                                          LLP
Daniel K. Kingsbury   Trustee and      Diversified High   Director, Chief Executive   None
(49)*                 Executive Vice   Income Trust:      Officer and President of
                      President        Class I Trustee    PIM-USA (since February
                                       since 2007. Term   2007); Director and
                                       expires in 2008.   President of Pioneer
                                       Floating Rate      Investment Management,
                                       Trust:             Inc. and Pioneer
                                       Class II Trustee   Institutional Asset
                                       since 2007. Term   Management, Inc. (since
                                       expires in 2008.   February 2007); Executive
                                       High Income        Vice President of all of
                                       Trust: Class III   the Pioneer Funds (since
                                       Trustee since      March 2007); Director of
                                       2007. Term         PGAM (since April 2007);
                                       expires in 2008.   Head of New Markets
                                       Municipal High     Division, PGAM (2000-2007)
                                       Income Trust:
                                       Class II Trustee
                                       since 2007. Term
                                       expires in 2008.
                                       Municipal High
                                       Income
                                       Advantage Trust:
                                       Class II Trustee
                                       since 2007. Term
                                       expires in 2008.

                                                                                               Other
                                          Term of Office                                   Directorships
                          Position(s)          and                                          Held by this
        Name, Age          Held With        Length of         Principal Occupation(s)         Trustee
       and Address         each Fund         Service          During Past Five Years         or Nominee
------------------------ ------------- ------------------- ---------------------------- -------------------
Independent Trustees:
David R. Bock            Trustee       Diversified High    Executive Vice President     Director of
(64)                                   Income Trust:       and Chief Financial          Enterprise
                                       Class III Trustee   Officer, I-trax, Inc.        Community
                                       since 2007. Term    (publicly traded health      Investment Inc.,
                                       expires in 2010.    care services company)       (privately-held
                                       Floating Rate       (2004 to 2007); Partner,     affordable housing
                                       Trust:              Federal City Capital         finance company);
                                       Class I Trustee     Advisors (boutique           and Director of
                                       since 2005. Term    merchant bank)(1997 to       New York
                                       expires in 2010.    2004 and 2008 to             Mortgage Trust
                                       High Income         present); and Executive      (publicly traded
                                       Trust: Class II     Vice President and Chief     mortgage REIT)
                                       Trustee since       Financial Officer, Pedestal
                                       2005. Term          Inc. (internet-based
                                       expires in 2010.    mortgage trading
                                       Municipal High      company) (2000-2002)
                                       Income Trust:
                                       Class I Trustee
                                       since 2005. Term
                                       expires in 2010.
                                       Municipal High
                                       Income
                                       Advantage Trust:
                                       Class I Trustee
                                       since 2005. Term
                                       expires in 2010.

                                                                                              Other
                                        Term of Office                                    Directorships
                        Position(s)          and                                          Held by this
       Name, Age         Held With        Length of        Principal Occupation(s)           Trustee
      and Address        each Fund         Service         During Past Five Years          or Nominee
---------------------- ------------- ------------------- -------------------------- ------------------------
Mary K. Bush           Trustee       Diversified High    President, Bush            Director of Marriott
(60)                                 Income Trust:       International, LLC         International, Inc.;
                                     Class II Trustee    (international financial   Director of
                                     since 2007. Term    advisory firm)             Discover Financial
                                     expires in 2009.                               Services (credit
                                     Floating Rate                                  card issuer and
                                     Trust:                                         electronic payment
                                     Class III Trustee                              services); Director
                                     since 2003. Term                               of Briggs &
                                     expires in 2009.                               Stratton Co.
                                     High Income                                    (engine
                                     Trust: Class I                                 manufacturer);
                                     Trustee since                                  Director of UAL
                                     2002. Term                                     Corporation (airline
                                     expires in 2009.                               holding company);
                                     Municipal High                                 Director of
                                     Income Trust:                                  Mantech
                                     Class III Trustee                              International
                                     since 2003. Term                               Corporation
                                     expires in 2009.                               (national security,
                                     Municipal High                                 defense, and
                                     Income                                         intelligence
                                     Advantage Trust:                               technology firm);
                                     Class III Trustee                              and Member Board
                                     since 2003. Term                               of Governors,
                                     expires in 2009.                               Investment
                                                                                    Company Institute
Benjamin M. Friedman   Nominee       N/A                 Professor, Harvard         Trustee, Mellon
(63)                                                     University                 Institutional Funds
                                                                                    Investment Trust
                                                                                    and Mellon
                                                                                    Institutional Funds
                                                                                    Master Portfolio
                                                                                    (oversees 17
                                                                                    portfolios in fund
                                                                                    complex)

                                                                                        Other
                                       Term of Office                               Directorships
                        Position(s)          and                                    Held by this
       Name, Age         Held With        Length of       Principal Occupation(s)      Trustee
      and Address        each Fund         Service        During Past Five Years     or Nominee
---------------------- ------------- ------------------ -------------------------- --------------
Margaret B.W. Graham   Trustee       Diversified High   Founding Director, Vice-   None
(61)                                 Income Trust:      President and Corporate
                                     Class I Trustee    Secretary, The Winthrop
                                     since 2007. Term   Group, Inc. (consulting
                                     expires in 2008.   firm); and Desautels
                                     Floating Rate      Faculty of Management,
                                     Trust:             McGill University
                                     Class II Trustee
                                     since 2003. Term
                                     expires in 2008.
                                     High Income
                                     Trust: Class III
                                     Trustee since
                                     2002. Term
                                     expires in 2008.
                                     Municipal High
                                     Income Trust:
                                     Class II Trustee
                                     since 2003. Term
                                     expires in 2008.
                                     Municipal High
                                     Income
                                     Advantage Trust:
                                     Class II Trustee
                                     since 2003. Term
                                     expires in 2008.

                                                                                      Other
                                  Term of Office                                  Directorships
                   Position(s)          and                                        Held by this
    Name, Age       Held With        Length of       Principal Occupation(s)         Trustee
   and Address      each Fund         Service         During Past Five Years        or Nominee
----------------- ------------- ------------------ --------------------------- -------------------
Thomas J. Perna   Trustee       Diversified High   Private investor (2004 -    Director of
(57)                            Income Trust:      present); and Senior        Quadriserv Inc.
                                Class II Trustee   Executive Vice President,   (technology
                                since 2007. Term   The Bank of New York        products for
                                expires in 2009.   (financial and securities   securities lending
                                Floating Rate      services) (1986 - 2004)     industry)
                                Trust:
                                Class III Trustee
                                since 2006. Term
                                expires in 2009.
                                High Income
                                Trust: Class I
                                Trustee since
                                2006. Term
                                expires in 2009.
                                Municipal High
                                Income Trust:
                                Class III Trustee
                                since 2006. Term
                                expires in 2009.
                                Municipal High
                                Income
                                Advantage Trust:
                                Class III Trustee
                                since 2006. Term
                                expires in 2009.

                                                                                          Other
                                      Term of Office                                  Directorships
                       Position(s)          and                                       Held by this
      Name, Age         Held With        Length of       Principal Occupation(s)         Trustee
     and Address        each Fund         Service         During Past Five Years       or Nominee
--------------------- ------------- ------------------ --------------------------- ------------------
Marguerite A. Piret   Trustee       Diversified High   President and Chief         Director of New
(60)                                Income Trust:      Executive Officer,          America High
                                    Class II Trustee   Newbury, Piret &            Income Fund, Inc.
                                    since 2007. Term   Company, Inc.               (closed-end
                                    expires in 2009.   (investment banking firm)   investment
                                    Floating Rate                                  company)
                                    Trust:
                                    Class III Trustee
                                    since 2003. Term
                                    expires in 2009.
                                    Elected by
                                    Preferred Shares
                                    only.
                                    High Income
                                    Trust: Class I
                                    Trustee since
                                    2002. Term
                                    expires in 2009.
                                    Elected by
                                    Preferred Shares
                                    only.
                                    Municipal High
                                    Income Trust:
                                    Class III Trustee
                                    since 2003. Term
                                    expires in 2009.
                                    Elected by
                                    Preferred Shares
                                    only.
                                    Municipal High
                                    Income
                                    Advantage Trust:
                                    Class III Trustee
                                    since 2003. Term
                                    expires in 2009.
                                    Elected by
                                    Preferred Shares
                                    only.

                                                                                       Other
                                   Term of Office                                  Directorships
                   Position(s)          and                                        Held by this
    Name, Age       Held With        Length of        Principal Occupation(s)         Trustee
   and Address      each Fund         Service         During Past Five Years        or Nominee
----------------- ------------- ------------------- -------------------------- --------------------
Stephen K. West   Trustee       Diversified High    Senior Counsel, Sullivan   Director, The
(79)                            Income Trust:       & Cromwell LLP (law        Swiss Helvetia
                                Class III Trustee   firm)                      Fund, Inc. (closed-
                                since 2007. Term                               end investment
                                expires in 2010.                               company)
                                Floating Rate
                                Trust:
                                Class I Trustee
                                since 2003. Term
                                expires in 2010.
                                High Income
                                Trust: Class II
                                Trustee since
                                2002. Term
                                expires in 2010.
                                Municipal High
                                Income Trust:
                                Class I Trustee
                                since 2003. Term
                                expires in 2010.
                                Municipal High
                                Income
                                Advantage Trust:
                                Class I Trustee
                                since 2003. Term
                                expires in 2010.

-------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because each is an officer or director of each fund's investment adviser and/or certain of its affiliates.

Board Committees
     The Board of Trustees for each fund has an Audit Committee, an Independent Trustees Committee, a Nominating Committee, a Policy Administration Committee and a Valuation Committee. Committee members currently are as follows:

Audit
     David R. Bock, Margaret B.W. Graham, Marguerite A. Piret (Chair) and Stephen K. West

Independent Trustees
     David R. Bock, Mary K. Bush, Margaret B.W. Graham (Chair), Thomas J. Perna, Marguerite A. Piret, Stephen K. West and John Winthrop

Nominating
     Mary K. Bush, Marguerite A. Piret and John Winthrop (Chair)

Policy Administration
     Mary K. Bush (Chair), Thomas J. Perna and John Winthrop

Valuation
     David R. Bock, Margaret B.W. Graham, Marguerite A. Piret (Chair) and Stephen K. West

     During the most recent fiscal year for each fund, the Audit, Independent Trustees, Nominating, Policy Administration and Valuation Committees of each fund held the following meetings:

                                                                                         Municipal
                                           Diversified                       Municipal     High
                                               High      Floating    High       High      Income
                                              Income       Rate     Income     Income    Advantage
                                              Trust        Trust     Trust     Trust       Trust
                                          ------------- ---------- -------- ----------- ----------
Audit Committee .........................      7            10        8          8           8
Independent Trustees Committee ..........      9            10        8          9           8
Nominating Committee ....................      4             6        4          4           4
Policy Administration Committee .........      5             5        5          5           5
Valuation Committee .....................      5             4        5          5           5

     Each fund's Audit Committee is comprised of only Independent Trustees who are "independent" as defined in the applicable New York Stock Exchange ("NYSE") and American Stock Exchange ("Amex") listing standards relating to closed-end funds. The Board of Trustees of each fund has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

    o Assist the Board of Trustees' oversight and monitoring of: (i) the integrity of the fund's financial statements; (ii) the fund's compliance with legal and regulatory requirements that relate to the fund's accounting and financial reporting, internal financial controls and independent audits (except to the extent such responsibility is delegated to another committee of the Board); (iii) the independent registered public accounting firm's qualifications, performance and independence; and (iv) the performance of the fund's internal audit function; and

    o Prepare an Audit Committee Report to the extent required by Securities and Exchange Commission ("SEC") to be included in the fund's annual proxy statement and other filings.

     The Audit Committee reports that it has (1) reviewed and discussed each fund's audited financial statements with management; (2) discussed with the independent registered public accounting firm the matters relating to the quality of each fund's financial reporting; and (3) received written disclosures and an independence letter from the independent registered public accounting firm and discussed with the independent registered public accounting firm that firm's independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Annual Report for Pioneer Floating Rate Trust for the fiscal year ended November 30, 2007, the Annual Reports for Pioneer High Income Trust and Pioneer Municipal High Income Advantage Trust for the fiscal year ended March 31, 2008 and in the Annual Reports for Pioneer Diversified High Income Trust and Pioneer Municipal High Income Trust for the fiscal year ended April 30, 2008, for filing with the SEC.

     The Audit Committee charter is available on Pioneer's website: www.pioneerinvestments.com. You can also obtain a copy by sending a written request to your fund at the address listed on this proxy statement.

     Each fund's Board of Trustees has determined that the fund has at least one audit committee financial expert serving on its Audit Committee. Ms. Piret, an Independent Trustee, serves on each Audit Committee and has been determined to be an audit committee financial expert.

     All members of the Nominating Committee are independent under the applicable NYSE and Amex listing standards relating to closed-end funds, and are not "interested persons", as defined in the 1940 Act, of Pioneer. The Board of each fund has adopted a written charter for the Nominating Committee, which is available on Pioneer's website: www.pioneerinvestments.com. You can also obtain a copy by sending a written request to your fund at the address listed on this proxy statement. The Nominating Committee reviews the qualifications of persons being considered as candidates for Independent Trustee and makes recommendations regarding the qualifications of such persons to the Independent Trustees Committee. The Independent Trustees Committee then evaluates any candidate and determines whether to nominate him or her for election. The Trustees who are not Independent Trustees and the officers of each fund are nominated and selected by the Board.

     The Nominating Committee's charter provides for certain criteria to be used in evaluating candidates for Independent Trustee. In reviewing a potential nominee and in evaluating the re-nomination of current Independent Trustees, the Nominating Committee applies the following criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee's business acumen and ability to exercise sound judgments, (iii) a commitment to attend and participate in meetings of the Board and its committees, (iv) the ability to understand potential conflicts of interest in managing a fund and to act in the interests of all shareholders, and (v) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Nominating Committee does not necessarily place the same emphasis on each criterion.

     As long as an existing Independent Trustee continues, in the opinion of the other Independent Trustees, to satisfy these criteria and continues to make positive contributions to the Board, each fund anticipates that Independent Trustees of the fund would favor the re-nomination of an existing Trustee rather than a new candidate.

Consequently, while the Nominating Committee will evaluate the qualifications of nominees recommended by shareholders to serve as Trustee, the Independent Trustees might act upon the Nominating Committee's evaluation only if there is a vacancy on the Board. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any shareholder recommendations, evaluate candidates identified by other means, including candidates proposed by Independent Trustees or management. While it has not done so in the past, the Nominating Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

     Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Agreement and Declaration of Trust and By-laws of the fund to be considered by the Nominating Committee. In evaluating a nominee recommended by a shareholder, the Nominating Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on the fund's proxy card. If the Nominating Committee, the Independent Trustees or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8 under the Exchange Act, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate.

     The Nominating Committee initiated the recommendation of each of the nominees to serve as Independent Trustee.

     The Nominating Committee followed its standard practices in identifying and recommending Dr. Friedman as a Nominee. The Chairperson of the Nominating Committee solicited suggestions from the Independent Trustees for nominees to the Board who met the criteria for nominees set forth in the Nominating Committee charter and collected biographical information about the persons suggested. The Chairperson also collected biographical information of current Board members, and the Nominating Committee analyzed their experience and capabilities as a group, in order to identify a skill set and other characteristics that would be most complementary in a new Board member. Based on this analysis, four of the candidates were interviewed by the Nominating Committee. Each Nominating Committee member assessed each candidate as to the characteristics identified. The Nominating Committee then recommended to the full Board the nomination of Dr. Friedman to serve as a Board member.

     Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o the Secretary of the fund at the address on the notice of this meeting. The Secretary may determine not to forward any communication to members of the Board that does not relate to the business of a fund.

     The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with each fund's valuation procedures.

     The Policy Administration Committee reviews the implementation of certain of each fund's administrative policies and procedures.

     The Independent Trustees Committee reviews each fund's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting separately.

     For Pioneer High Income Trust, Pioneer Municipal High Income Advantage Trust and Pioneer Municipal High Income Trust, during each fund's most recent fiscal year, the Board of Trustees held 11 meetings. For Pioneer Floating Rate Trust, during the fund's most recent fiscal year, the Board of Trustees held 10 meetings. For Pioneer Diversified High Income Trust, during the fund's most recent fiscal year, the Board of Trustees held 6 meetings. All of the current Trustees committee members of each fund then serving attended at least 75% of the meetings of the Board of Trustees and applicable committees, if any, held during that fund's fiscal year.

     The following table indicates the value of shares that each Trustee or nominee beneficially owned in each fund and Pioneer Funds in the aggregate as of May 31, 2008. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end Pioneer fund is based on its closing market price on May 31, 2008. The share value of any open-end Pioneer fund is based on the net asset value of the class of shares on May 31, 2008. The dollar ranges in this table are in accordance with SEC requirements.

                                                      Aggregate Dollar Range
                                                      of Equity Securities in
                                                         All Pioneer Funds
                                  Dollar Range of        Overseen or to be
                                 Equity Securities      Overseen by Trustee
Name of Trustee or Nominee          in each Fund            or Nominee
-----------------------------------------------------------------------------
INTERESTED TRUSTEE or NOMINEE
John F. Cogan, Jr. ...........      Over $100,000(1)           Over $100,000
                                               $0(2)
                                               $0(3)
                                               $0(4)
                                    Over $100,000(5)
Daniel K. Kingsbury ..........                 $0(1)           Over $100,000
                                               $0(2)
                                               $0(3)
                                               $0(4)
                                               $0(5)
INDEPENDENT TRUSTEE or NOMINEE
David R. Bock ................ $10,001 to $50,000(1)           Over $100,000
                                               $0(2)
                                               $0(3)
                                               $0(4)
                                               $0(5)

                                                     Aggregate Dollar Range
                                                     of Equity Securities in
                                                        All Pioneer Funds
                                  Dollar Range of       Overseen or to be
                                 Equity Securities     Overseen by Trustee
Name of Trustee or Nominee          in each Fund           or Nominee
----------------------------------------------------------------------------
Mary K. Bush ..................                $0(1)           Over $100,000
                                               $0(2)
                                               $0(3)
                                               $0(4)
                                               $0(5)
Benjamin M. Friedman ..........                $0(1)                      $0
                                               $0(2)
                                               $0(3)
                                               $0(4)
                                               $0(5)
Margaret B. W. Graham .........     $1 to $10,000(1)           Over $100,000
                                               $0(2)
                                               $0(3)
                                               $0(4)
                                               $0(5)
Thomas J. Perna ...............                $0(1)           Over $100,000
                                               $0(2)
                                               $0(3)
                                               $0(4)
                                               $0(5)
Marguerite A. Piret ...........                $0(1)           Over $100,000
                                               $0(2)
                                               $0(3)
                                               $0(4)
                                               $0(5)
Stephen K. West ...............     $1 to $10,000(1)           Over $100,000
                                               $0(2)
                                               $0(3)
                                               $0(4)
                                               $0(5)

-------------
(1)  Shares held in Pioneer High Income Trust
(2)  Shares held in Pioneer Municipal High Income Trust
(3)  Shares held in Pioneer Municipal High Income Advantage Trust
(4)  Shares held in Pioneer Floating Rate Trust
(5)  Shares held in Pioneer Diversified High Income Trust

As of December 31, 2007, the Trustees, any nominee for election as a Trustee and the officers of each fund owned beneficially in the aggregate less than 1% of the outstanding shares of each fund.
For each of the funds, during the most recent fiscal year, none of the Trustees or any nominee for election as a Trustee engaged in the purchase or sale of securities of Pioneer, UniCredit S.p.A. ("Unicredit") or any other entity in a control relationship to Pioneer or PFD.

Material Relationships of the Independent Trustees
    For purposes of the statements below:

    o the immediate family members of any person are his or her spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

    o an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito is an entity that is in a control relationship with Pioneer.

    o a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which PFD or any of its affiliates act as principal underwriter. For example, each fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.

     As of December 31, 2007, for each fund, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, UniCredit or any other entity in a control relationship to Pioneer or PFD.

     During the past five years, for each fund, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $120,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredit, or any other entity in a control relationship to Pioneer or PFD.

     During the past five years, for each fund, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions, or in any currently proposed transaction, or series of similar transactions, in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each a "fund related party"):

o the fund

o an officer of the fund

o a related fund

o an officer of any related fund

o Pioneer or PFD

o an officer of Pioneer or PFD

o any affiliate of Pioneer or PFD

o an officer of any such affiliate

     During the calendar years 2006 and 2007, for each fund, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $120,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the funds and certain other Pioneer Funds was approximately $287,452 and $406,262 in 2006 and 2007, respectively.

     During the calendar years 2006 and 2007, for each fund, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:

o Pioneer

o PFD

o UniCredit

o any other entity in a control relationship with Pioneer or PFD

     None of the funds' Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2006 and 2007 for each fund, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

o the fund

o any related fund

o Pioneer

o PFD

o any affiliated person of the fund, Pioneer or PFD

o UniCredit

o any other entity in a control relationship to the fund, Pioneer or PFD

Compliance with Section 16(a) Reporting Requirements

         Section 16(a) of the Exchange Act requires each fund's executive officers, Trustees and persons who own more than ten percent of a fund's shares ("10% Shareholders") to file reports of ownership and changes in ownership with the SEC. Executive officers, Trustees and 10% Shareholders are required by SEC regulations to furnish the fund with copies of all Section 16(a) forms they file. Section 30(h) of the 1940 Act extends the reporting requirements under
Section 16(a) of the Exchange Act to certain officers of the fund's investment adviser.

         Except as noted below, based solely on a review of the copies of these reports furnished to each of the funds and representations that no other reports were required to be filed, each fund believes that during the past fiscal year its executive officers, Trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements.

         Due to an administrative oversight with respect to Pioneer Diversified High Income Trust, Forms 3 for Andrew Feltus, Charles Melchreit, Jonathan Sharkey, Christopher Harris and David Sinnott, portfolio managers of the fund, were filed subsequent to the required date for such filings. However, no fund shares were bought or sold by such persons prior to making the filings.

            Due to an administrative oversight with respect to each of Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust, Forms 3 for David Eurkus, portfolio manager of the funds, were filed subsequent to the required date for such filings. However, no fund shares were bought or sold by Mr. Eurkus prior to making the filings.

Other executive officers
     In addition to Mr. Cogan and Mr. Kingsbury, who serve as President and Executive Vice President, respectively, of each fund, the following table provides information with respect to the other executive officers of the funds. Each executive officer is elected by the Board of Trustees and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of the funds is 60 State Street, Boston, Massachusetts 02109.

Name, age and position with each fund                 Principal occupation(s)
--------------------------------------  --------------------------------------------------
Dorothy E. Bourassa (60)                Senior Vice President, General Counsel and
  Secretary                             Secretary of PIM-USA; Senior Vice President and
                                        General Counsel of Pioneer; Secretary/Clerk of
                                        most of PIM-USA's subsidiaries; and Secretary of
                                        all of the Pioneer Funds since September 2003
                                        (Assistant Secretary from November 2000 to
                                        September 2003)

Christopher J. Kelley (43)              Vice President and Associate General Counsel of
  Assistant Secretary                   Pioneer since January 2008 and Assistant
                                        Secretary of all of the Pioneer Funds since
                                        September 2003; Vice President and Senior
                                        Counsel of Pioneer from July 2002 to
                                        December 2007

Mark E. Bradley (48)                    Vice President -- Fund Accounting,
  Treasurer                             Administration and Controllership Services of
                                        Pioneer; and Treasurer of all of the Pioneer Funds
                                        since March 2008; Deputy Treasurer of Pioneer
                                        from March 2004 to February 2008; Assistant
                                        Treasurer of all of the Pioneer Funds from March
                                        2004 to February 2008; and Treasurer and Senior
                                        Vice President, CDC IXIS Asset Management
                                        Services from 2002 to 2003

Luis I. Presutti (43)                   Assistant Vice President -- Fund Accounting,
  Assistant Treasurer                   Administration and Controllership Services of
                                        Pioneer; and Assistant Treasurer of all of the
                                        Pioneer Funds

Name, age and position with each fund                 Principal occupation(s)
--------------------------------------- ---------------------------------------------------
Gary Sullivan (50)                      Fund Accounting Manager -- Fund Accounting,
  Assistant Treasurer                   Administration and Controllership Services of
                                        Pioneer; and Assistant Treasurer of all of the
                                        Pioneer Funds

Katherine Kim Sullivan (34)             Fund Administration Manager -- Fund
  Assistant Treasurer                   Accounting, Administration and Controllership
                                        Services since June 2003 and Assistant Treasurer
                                        of all of the Pioneer Funds since September 2003;
                                        Assistant Vice President -- Mutual Fund
                                        Operations of State Street Corporation from June
                                        2002 to June 2003 (formerly Deutsche Bank
                                        Asset Management)

Teri W. Anderholm (48)                  Chief Compliance Officer of Pioneer since
  Chief Compliance Officer              December 2006 and of all the Pioneer Funds
                                        since January 2007; Vice President and
                                        Compliance Officer, MFS Investment Management
                                        (August 2005 to December 2006); Consultant,
                                        Fidelity Investments (February 2005 to July 2005);
                                        Independent Consultant (July 1997 to
                                        February 2005)

Compensation of trustees and officers
     The following table sets forth certain information with respect to the compensation of each Trustee of Pioneer High Income Trust and Pioneer Municipal High Income Advantage Trust for the fiscal year ended March 31, 2008. The amounts paid to the Trustees by each fund differ due to (i) membership on or chairing certain committees of the Board of Trustees and (ii) attendance at meetings. The fund does not pay any salary or other compensation to its officers.

Pioneer High Income Trust and Pioneer Municipal High Income Advantage Trust:

                                                   Pension or Retirement   Total Compensation
                                     Aggregate      Benefits Accrued as    from the Fund and
                                   Compensation         Part of Fund         Other Pioneer
Name of Trustee                   from each Fund          Expenses              Funds(2)
----------------------------------------------------------------------------------------------
Interested Trustees:
John F. Cogan, Jr.(1) ..........     $  500.00*
                                     $  500.00**            $0.00              $ 33,500.00
Daniel K. Kingsbury(1,3) .......     $    0.00*
                                     $    0.00**             0.00              $      0.00
Independent Trustees:
David R. Bock ..................     $1,845.21*
                                     $1,622.80**             0.00              $160,011.51
Mary K. Bush ...................     $1,939.34*
                                     $1,694.87**             0.00              $169,762.51
Margaret B.W. Graham ...........     $2,094.68*
                                     $1,807.61**             0.00              $184,262.51
Thomas J. Perna ................     $1,879.48*
                                     $1,649.54**             0.00              $163,962.51
Marguerite A. Piret ............     $2,350.37*
                                     $1,996.30**             0.00              $208,437.51
Stephen K. West ................     $1,797.74*
                                     $1,587.92**             0.00              $ 65,363.28
John Winthrop ..................     $1,942.22*
                                     $1,695.96**             0.00              $169,925.01

-------------
(1) Under the management contract, Pioneer reimburses each fund for any Interested Trustees fees paid by the fund.
(2)  There are 77 U.S. registered investment portfolios in the Pioneer Funds.
(3)  Mr. Kingsbury became a Trustee on March 6, 2007.
*    Aggregate compensation from Pioneer High Income Trust.
**   Aggregate compensation from Pioneer Municipal High Income Advantage Trust.

     The following table sets forth certain information with respect to the compensation of each Trustee of Pioneer Diversified High Income Trust and Pioneer Municipal High Income Trust for the fiscal year ended April 30, 2008. The amounts paid to the Trustees differ due to (i) membership on or chairing certain committees of the boards of Trustees and (ii) attendance at meetings. The fund does not pay any salary or other compensation to its officers.

Pioneer Diversified High Income Trust and Pioneer Municipal High Income Trust:

                                                                                   Total
                                                            Pension or          Compensation
                                       Aggregate       Retirement Benefits     from the Fund
                                     Compensation       Accrued as Part of       and Other
Name of Trustee                     from each Fund        Fund Expenses       Pioneer Funds(2)
----------------------------------------------------------------------------------------------
Interested Trustees:
John F. Cogan, Jr.(1) ..........      $  500.00*
                                      $  500.00**             $0.00            $ 33,500.00
Daniel K. Kingsbury(1,3) .......      $    0.00*
                                      $    0.00**              0.00            $      0.00
Independent Trustees:
David R. Bock ..................      $  750.00*
                                      $1,482.57**              0.00            $160,011.51
Mary K. Bush ...................      $  750.00*
                                      $1,537.96**              0.00            $169,762.51
Margaret B.W. Graham ...........      $  750.00*
                                      $1,626.04**              0.00            $184,262.51
Thomas J. Perna ................      $  750.00*
                                      $1,503.14**              0.00            $163,999.80
Marguerite A. Piret ............      $  750.00*
                                      $1,771.95**              0.00            $208,437.51
Stephen K. West ................      $  750.00*
                                      $1,455.39**              0.00            $ 65,363.28
John Winthrop ..................      $  750.00*
                                      $1,539.26**              0.00            $169,925.01

-------------
(1) Under the management contract, Pioneer reimburses each fund for any Interested Trustees fees paid by the fund.
(2)  There are 77 U.S. registered investment portfolios in the Pioneer Funds.
(3)  Mr. Kingsbury became a Trustee on March 6, 2007.
*    Aggregate compensation from Pioneer Diversified High Income Trust.
**   Aggregate compensation from Pioneer Municipal High Income Trust.

     The following table sets forth certain information with respect to the compensation of each Trustee of Pioneer Floating Rate Trust for the fiscal year ended November 30, 2007. The amounts paid to the Trustees differ due to (i) membership on or chairing certain committees of the boards of Trustees and (ii) attendance at meetings. The fund does not pay any salary or other compensation to its officers.

Pioneer Floating Rate Trust:

                                                                                 Total
                                                          Pension or          Compensation
                                      Aggregate      Retirement Benefits     from the Fund
                                    Compensation      Accrued as Part of       and Other
Name of Trustee                       from Fund         Fund Expenses       Pioneer Funds(2)
----------------------------------------------------------------------------------------------
Interested Trustees:
John F. Cogan, Jr.(1) ..........    $  500.00                $0.00            $ 33,500.00
Daniel K. Kingsbury(1,3) .......    $    0.00                 0.00            $      0.00
Independent Trustees:
David R. Bock ..................    $2,147.12                 0.00            $162,170.91
Mary K. Bush ...................    $2,106.69                 0.00            $160,250.01
Margaret B.W. Graham ...........    $2,304.90                 0.00            $174,250.01
Thomas J. Perna ................    $2,111.72                 0.00            $160,574.80
Marguerite A. Piret ............    $2,694.57                 0.00            $201,750.01
Stephen K. West ................    $2,060.93                 0.00            $ 64,937.58
John Winthrop ..................    $2,110.48                 0.00            $160,500.01

-------------
(1) Under the management contract, Pioneer reimburses each fund for any Interested Trustees fees paid by the fund.
(2)  There are 77 U.S. registered investment portfolios in the Pioneer Funds.
(3)  Mr. Kingsbury became a Trustee on March 6, 2007.

Investment adviser and administrator
     Pioneer, whose executive offices are located at 60 State Street, Boston, Massachusetts 02109, serves as investment adviser and administrator to each fund.

     The Trustees may, but generally do not, attend shareholder meetings.

Required vote
     In accordance with the Agreement and Declaration of Trust for Pioneer Diversified High Income Trust, the vote of a plurality of the Common Shares of the fund present at the meeting in person or by proxy is required to elect each nominee for Trustee. Dr. Friedman, Ms. Graham and Mr. Kingsbury are the current nominees for election to the fund's Board of Trustees. This means that the three nominees receiving the greatest number of votes will be elected as Class I Trustees to the Board of Pioneer Diversified High Income Trust.

     In accordance with the Agreement and Declaration of Trust for each of Pioneer Floating Rate Trust, Pioneer High Income Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust, the holders of Common Shares and Preferred Shares of each fund will vote on the respective nominees. Dr. Friedman,

Ms. Graham and Mr. Kingsbury are the current nominees for election to each fund's Board of Trustees. The affirmative vote of a plurality of the Common and Preferred Shares for each fund present at the meeting in person or by proxy, voting together as a single class, is required to elect each nominee for Trustee. This means that the three nominees receiving the greatest number of votes will be elected as Class II Trustees to the Board of each of Pioneer Floating Rate Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust and Class III Trustees to the Board of Pioneer High Income Trust.

Recommendation
     For the reasons set forth above, the Trustees of your fund unanimously recommend that shareholders vote FOR each of Dr. Friedman, Ms. Graham and Mr. Kingsbury.

                              AUDITOR INFORMATION

     Each fund's Board of Trustees has selected Ernst & Young LLP as the independent registered public accounting firm for the fund.

Audit fees
     The following are aggregate fees billed for professional services rendered by Ernst & Young LLP for its audit of each fund's annual financial statements and fees related to services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings for the two most recent fiscal years. All of these services were pre-approved by the audit Committee of each fund pursuant to Regulation S-X.

                                                           For the fiscal year     For the fiscal year
                                                             ended 3/31/2008         ended 3/31/2007
------------------------------------------------------------------------------------------------------
Pioneer High Income Trust .............................        $55,650.00            $53,500.00
Pioneer Municipal High Income Advantage Trust .........        $55,650.00            $53,500.00

                                                           For the fiscal year     For the fiscal year
                                                             ended 4/30/2008         ended 4/30/2007
------------------------------------------------------------------------------------------------------
Pioneer Diversified High Income Trust .................        $49,590.00                   N/A*
Pioneer Municipal High Income Trust ...................        $55,650.00            $53,500.00

                                                           For the fiscal year     For the fiscal year
                                                             ended 11/30/2007       ended 11/30/2006
------------------------------------------------------------------------------------------------------
Pioneer Floating Rate Trust ...........................        $62,840.00              $54,550.00

-------------
* Pioneer Diversified High Income Trust commenced operations on 5/30/2007.

Audit-related fees
     The following are aggregate fees billed for assurance and related services by Ernst & Young LLP to each fund that are related to the review of each fund's semi-annual financial statements and agreed upon procedures related to the ratings of each fund's Preferred Shares (if any) for the two most recent fiscal years. All of these services were pre-approved by the Audit Committee of each fund pursuant to Regulation S-X.

                                                           For the fiscal year     For the fiscal year
                                                             ended 3/31/2008         ended 3/31/2007
------------------------------------------------------------------------------------------------------
Pioneer High Income Trust .............................         $9,652.00               $9,285.00
Pioneer Municipal High Income Advantage Trust .........         $9,652.00               $9,285.00

                                                           For the fiscal year     For the fiscal year
                                                             ended 4/30/2008         ended 4/30/2007
------------------------------------------------------------------------------------------------------
Pioneer Diversified High Income Trust .................         $    0.00                     N/A*
Pioneer Municipal High Income Trust ...................         $9,652.00               $9,285.00

                                                           For the fiscal year    For the fiscal year
                                                             ended 11/30/2007        ended 11/30/2006
------------------------------------------------------------------------------------------------------
Pioneer Floating Rate Trust ...........................         $9,652.00               $9,285.00

-------------
* Pioneer Diversified High Income Trust commenced operations on 5/30/2007.

Tax fees
     The following are aggregate fees billed for professional services, primarily for tax returns, rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning to each fund for the two most recent fiscal years. All of these services were pre-approved by the Audit Committee of each fund pursuant to Regulation S-X.

                                                           For the fiscal year     For the fiscal year
                                                             ended 3/31/2008         ended 3/31/2007
------------------------------------------------------------------------------------------------------
Pioneer High Income Trust .............................         $8,290.00               $7,820.00
Pioneer Municipal High Income Advantage Trust .........         $8,290.00               $7,820.00

                                                           For the fiscal year     For the fiscal year
                                                             ended 4/30/2008         ended 4/30/2007
------------------------------------------------------------------------------------------------------
Pioneer Diversified High Income Trust .................         $8,290.00                     N/A*
Pioneer Municipal High Income Trust ...................         $8,290.00               $7,820.00

                                                           For the fiscal year     For the fiscal year
                                                             ended 11/30/2007       ended 11/30/2006
------------------------------------------------------------------------------------------------------
Pioneer Floating Rate Trust ...........................         $8,290.00               $7,820.00

-------------
* Pioneer Diversified High Income Trust commenced operations on 5/30/2007.

All other fees
     There were no fees billed for other services rendered by Ernst & Young LLP to the funds.

Affiliates' Fees for Non-Audit Services Required to be Pre-Approved
     Each fund's Audit Committee is required to pre-approve services to affiliates as defined by SEC rules to the extent that the services relate directly to the operations or financial reporting of the fund. Affiliates include the fund's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the fund (hereinafter referred to as "affiliates" of the fund). For the fiscal years ended March 31, 2008 and 2007, for Pioneer High Income Trust and Pioneer Municipal High Income Advantage Trust, there were no services provided to an affiliate that required the fund's audit committee pre-approval. For the fiscal years ended April 30, 2008 and 2007, for Pioneer Municipal High Income Trust, there were no services provided to an affiliate that required the fund's Audit Committee pre-approval. For the fiscal year ended April 30, 2008, for Pioneer Diversified High Income Trust, there were no services provided to an affiliate that required the fund's audit committee pre-approval. For the fiscal years ended November 30, 2007 and 2006, for Pioneer Floating Rate Trust, there were no services provided to an affiliate that required the fund's audit committee pre-approval.

General Audit Committee Approval Policy

o For all projects, each of the officers of the funds and the funds' independent registered public accounting firm will make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy will be applied. Any services outside the specific pre-approved service subcategories set forth above must specifically be approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the independent registered public accounting firm as set forth in the above policy.

     The charter of each Audit Committee requires that the Audit Committee shall approve (a) all audit and non-audit services to be provided to each fund and (b) all non-audit services to be provided by the fund's independent public accounting firm to Pioneer and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the fund ("Covered Service Providers") if the engagement relates directly to the operations and financial reporting of the fund. The Audit Committee may delegate, to the extent permitted by law, pre-approved responsibilities to one or more members of the Audit Committee who shall report to the full Audit Committee.

     No Audit Committee may approve non-audit services that the Audit Committee believes may impair the independence of the independent registered public accounting firm. Permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below provided to the fund by the independent registered public accounting firm, other than those provided to a fund in connection with an audit or a review of the financial statements of the fund. Permissible non-audit services may not include (a) bookkeeping or other services related to the accounting records or financial statements of the fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

     Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (a) the aggregate amount of all such permissible non-audit services provided to a fund, Pioneer and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (i) the fund, (ii) Pioneer and (iii) any Covered Service Provider during the fiscal year in which services are provided that would not have to be approved by the Audit Committee; (b) the permissible non-audit services were not recognized by the fund at the time of the engagement to be non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to completion of the audit.

Aggregate Non-Audit Fees
     The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to each fund and its affiliates, as previously defined, were as follows.

                                                           For the fiscal year     For the fiscal year
                                                             ended 3/31/2008         ended 3/31/2007
------------------------------------------------------------------------------------------------------
Pioneer High Income Trust .............................        $17,942.00              $17,105.00
Pioneer Municipal High Income Advantage Trust .........        $17,942.00              $17,105.00

                                                           For the fiscal year     For the fiscal year
                                                             ended 4/30/2008         ended 4/30/2007
------------------------------------------------------------------------------------------------------
Pioneer Diversified High Income Trust .................        $ 8,290.00                     N/A*
Pioneer Municipal High Income Trust ...................        $17,942.00              $17,105.00

                                                           For the fiscal year     For the fiscal year
                                                             ended 11/30/2007       ended 11/30/2006
------------------------------------------------------------------------------------------------------
Pioneer Floating Rate Trust ...........................        $17,942.00              $17,105.00

-------------
* Pioneer Diversified High Income Trust commenced operations on 5/30/2007.

     The Audit Committee of the Board of each fund has considered whether the provision of services, other than audit services, by Ernst & Young LLP to each fund and its affiliates is compatible with maintaining Ernst & Young LLP's independence in performing audit services.

     Representatives of Ernst & Young LLP will be available at the shareholder meeting (either in person or via telephone), will have the opportunity to make a statement should they desire to do so, and will be available to answer questions.

                      INFORMATION CONCERNING THE MEETINGS

Outstanding shares and quorum
     As of the record date, July 9, 2008, the following Common and Preferred Shares of beneficial interest were outstanding for each fund:

                                                     Common Shares   Preferred Shares
---------------------------------------------------------------------------------------
Pioneer Diversified High Income Trust .............     8,154,188   None
Pioneer Floating Rate Trust .......................    24,428,148   Series M7    3,130
                                                                    Series W7    3,125
                                                                    Series TH7   3,125
Pioneer High Income Trust .........................    27,277,358   Series M     2,020
                                                                    Series W     2,020
                                                                    Series TH    2,000
Pioneer Municipal High Income Advantage Trust .....    22,820,558   Series A     3,000
                                                                    Series B     3,000
Pioneer Municipal High Income Trust ...............    22,140,525   Series A     2,000
                                                                    Series B     2,040

     Only shareholders of record as of the record date are entitled to notice of and to vote at the meeting. The holders of one-third of the outstanding shares of each fund entitled to vote in person or by proxy, counted together, shall constitute a quorum for the transaction of business with respect to such fund.

                       Ownership of shares of the funds

     To the knowledge of each fund, as of the record date, the following persons owned of record or beneficially 5% or more of a class of the outstanding shares of a class of a fund:

Pioneer Diversified High Income Trust

Record Holder                        Share Class     Number of Shares     % of Class
------------------------------------------------------------------------------------
Cede & Co.                          Common               8,138,681           99.81
P.O. Box 20
Bowling Green Station
New York, NY 10004
------------------------------------------------------------------------------------

Pioneer Floating Rate Trust

Record Holder                        Share Class     Number of Shares     % of Class
------------------------------------------------------------------------------------
Cede & Co.                          Common              24,416,723           99.95
P.O. Box 20
Bowling Green Station
New York, NY 10004
------------------------------------------------------------------------------------
UBS Financial Services, Inc.        Series M7                  593           18.98
Newport Center 3
499 Washington Blvd., 15th Floor
Jersey City, NJ 07310-1995
------------------------------------------------------------------------------------
                                    Series TH7                 506           16.19
------------------------------------------------------------------------------------
                                    Series W7                  957           30.62
------------------------------------------------------------------------------------
Merrill Lynch                       Series M7                1,987           63.48
4804 Deer Lake Drive East
4th Floor
Jacksonville, FL 32232-5286
------------------------------------------------------------------------------------
                                    Series TH7               1,856           59.39
------------------------------------------------------------------------------------
                                    Series W7                1,570           50.24
------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.      Series M7                  139            4.44
333 West 34th Street 3rd Floor
New York, NY 10001-2402
------------------------------------------------------------------------------------
                                    Series TH7                 262            8.38
------------------------------------------------------------------------------------
                                    Series W7                  247            7.90
------------------------------------------------------------------------------------
Oppenheimer/Fahnestock              Series M7                  411           13.13
125 Broad Street
16th Floor
New York, NY 10004-2464
------------------------------------------------------------------------------------
                                    Series TH7                 501           16.03
------------------------------------------------------------------------------------
                                    Series W7                  351           11.23
------------------------------------------------------------------------------------

Pioneer High Income Trust

Record Holder                        Share Class     Number of Shares     % of Class
------------------------------------------------------------------------------------
Cede & Co.                          Common              27,179,987           99.64
P.O. Box 20
Bowling Green Station
New York, NY 10004
------------------------------------------------------------------------------------
UBS Financial Services, Inc.        Series M                   265           13.12
Newport Center 3
499 Washington Blvd., 15th Floor
Jersey City, NJ 07310-1995
------------------------------------------------------------------------------------
                                    Series TH                   90            4.50
------------------------------------------------------------------------------------
                                    Series W                   390           19.31
------------------------------------------------------------------------------------
Credit Suisse First Boston          Series M                     6             .30
11 Madison Avenue
New York, NY
10010-3629
------------------------------------------------------------------------------------
                                    Series TH                   49            2.45
------------------------------------------------------------------------------------
                                    Series W                   110            5.45
------------------------------------------------------------------------------------
Morgan Stanley, Inc.                Series M                    10             .50
Harborside Financial Center
34 Exchange Place Plaza 2,
2nd Floor
Jersey City, NJ 07311
------------------------------------------------------------------------------------
                                    Series W                    11             .54
------------------------------------------------------------------------------------
Merrill Lynch                       Series M                   786           38.91
4804 Deer Lake Drive East
4th Floor
Jacksonville, FL 32232-5286
------------------------------------------------------------------------------------
                                    Series TH                  703           35.15
------------------------------------------------------------------------------------
                                    Series W                   749           37.08
------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.      Series M                   185            9.16
333 West 34th Street 3rd Floor
New York, NY 10001-2402
------------------------------------------------------------------------------------
                                    Series W                   154            7.62
------------------------------------------------------------------------------------
Oppenheimer/Fahnestock              Series M                   231           11.44
125 Broad Street
16th Floor
New York, NY 10004-2464
------------------------------------------------------------------------------------
                                    Series TH                  459           22.95
------------------------------------------------------------------------------------
                                    Series W                   309           15.30
------------------------------------------------------------------------------------
Jeffries & Company Inc.             Series M                    12             .59
Harborside Financial Center
Plaza III, Suite 705
Jersey City, NJ 07311-0000
------------------------------------------------------------------------------------

Record Holder              Share Class     Number of Shares     % of Class
---------------------------------------------------------------------------
                          Series TH                27               1.35
---------------------------------------------------------------------------
Morgan Stanley GWM        Series M                525              25.99
1585 Broadway
New York, NY 10036
---------------------------------------------------------------------------
                          Series TH               652              32.60
---------------------------------------------------------------------------
                          Series W                284              14.06
---------------------------------------------------------------------------
Morgan Keegan             Series TH                20               1.00
50 North Front Street
Memphis, TN 38103-2126
---------------------------------------------------------------------------
                          Series W                 13                .64
---------------------------------------------------------------------------

Pioneer Municipal High Income Advantage Trust

Record Holder                            Share Class     Number of Shares     % of Class
----------------------------------------------------------------------------------------
Cede & Co.                              Common              22,760,984           99.74
P.O. Box 20
Bowling Green Station
New York, NY 10004
----------------------------------------------------------------------------------------
UBS Financial Services, Inc.            Series A                   850           28.33
Newport Center 3
499 Washington Blvd., 15th Floor
Jersey City, NJ 07310-1995
----------------------------------------------------------------------------------------
                                        Series B                 1,295           43.17
----------------------------------------------------------------------------------------
Merrill Lynch                           Series A                   407           13.57
4804 Deer Lake Drive East, 4th Floor
Jacksonville, FL 32232-5286
----------------------------------------------------------------------------------------
                                        Series B                   246            8.20
----------------------------------------------------------------------------------------
Wachovia Securities                     Series A                   212            7.07
901 East Byrd St
Richmond, VA 23219
----------------------------------------------------------------------------------------
                                        Series B                   423           14.10
----------------------------------------------------------------------------------------
Oppenheimer/Fahnestock                  Series A                   996           33.20
125 Broad Street 16th Floor
New York, NY 10004-2464
----------------------------------------------------------------------------------------
                                        Series B                   826           27.53
----------------------------------------------------------------------------------------
Jeffries & Company Inc.                 Series A                   124            4.13
Harborside Financial Center
Plaza III, Suite 705
Jersey City, NJ 07311-0000
----------------------------------------------------------------------------------------
                                        Series B                    97            3.23
----------------------------------------------------------------------------------------
Morgan Stanley GWM                      Series A                   109            3.63
1585 Broadway
New York, NY 10036
----------------------------------------------------------------------------------------
                                        Series B                   113            3.77
----------------------------------------------------------------------------------------
Morgan Keegan                           Series A                   302           10.07
50 North Front Street
Memphis, TN 38103-2126
----------------------------------------------------------------------------------------

Pioneer Municipal High Income Trust

Record Holder                            Share Class     Number of Shares     % of Class
----------------------------------------------------------------------------------------
Cede & Co.                              Common              22,026,367           99.48
P.O. Box 20
Bowling Green Station
New York, NY 10004
----------------------------------------------------------------------------------------
UBS Financial Services, Inc.            Series A                   901           45.05
Newport Center 3
499 Washington Blvd., 15th Floor
Jersey City, NJ 07310-1995
----------------------------------------------------------------------------------------
                                        Series B                   559           27.40
----------------------------------------------------------------------------------------
Oppenheimer/Fahnestock                  Series A                   501           25.05
125 Broad Street, 16th Floor
New York, NY 10004-2464
----------------------------------------------------------------------------------------
                                        Series B                   646           31.67
----------------------------------------------------------------------------------------
Merrill Lynch                           Series A                   174            8.70
4804 Deer Lake Drive East, 4th Floor
Jacksonville, FL 32232-5286
----------------------------------------------------------------------------------------
                                        Series B                   139            6.81
----------------------------------------------------------------------------------------
Morgan Keegan                           Series A                   196            9.80
50 North Front Street
Memphis, TN 38103-2126
----------------------------------------------------------------------------------------
                                        Series B                   227           11.13
----------------------------------------------------------------------------------------
Wachovia Securities                     Series A                   154            7.70
901 East Byrd St
Richmond, VA 23219
----------------------------------------------------------------------------------------
                                        Series B                    90            4.41
----------------------------------------------------------------------------------------
Jeffries & Company Inc.                 Series B                   207           10.15
Harborside Financial Center
Plaza III, Suite 705
Jersey City, NJ 07311-0000
----------------------------------------------------------------------------------------
Morgan Stanley GWM                      Series A                    74            3.70
1585 Broadway
NewYork, NY 10036
----------------------------------------------------------------------------------------
                                        Series B                   172            8.43
----------------------------------------------------------------------------------------

Shareholder proposals
     Under Rule 14a-8 of the Exchange Act (relating to shareholder proposals), any shareholder proposal that may properly be included in your fund's proxy statement for the 2009 annual meeting, must be received by the Secretary of the fund at the fund's principal offices at 60 State Street, Boston, Massachusetts 02109 at least 120 calendar days prior to the anniversary of the date of mailing of the fund's proxy statement for the 2008 annual meeting, or on or before April 7, 2009. A proposal that is not to be included in a fund's proxy statement may be made at the 2009 annual meeting for such fund only if it is received by the Secretary of the fund at the fund's principal offices at 60 State Street, Boston, Massachusetts 02109 not more than 120 days and at least 90 days before the anniversary date of the mailing of the fund's proxy materials for 2008 annual meeting provided, however, that in the event that the date of the mailing of the notice for the 2009 annual meeting for a fund is advanced or delayed by more than thirty (30) days from the anniversary date of the mailing of the notice for 2008 annual meeting, notice by a shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of mailing of the notice for the 2009 annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for the 2009 annual meeting or the 10th day following the day on which public announcement of the date of mailing of the notice for the 2009 meeting is first made by the fund. The fund's By-laws require that certain information must be provided by the shareholder to the fund when notice of a nominee for election as a Trustee or proposal is submitted to the fund.

     The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Each of Pioneer Diversified High Income Trust, Pioneer Floating Rate Trust, Pioneer High Income Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust currently expect to hold the next annual shareholders' meeting on or about September 8, 2009, which date is subject to change. Shareholder proposals are subject to certain regulations under the federal securities laws.


Proxies, quorum and voting at the meeting
     Any shareholder who has given his or her proxy to someone generally has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the fund. In addition, although mere attendance at the meeting will not revoke a proxy, a shareholder present at the meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the nominees in Proposal 1, as described above, and will use their best judgment in connection with the transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.

     For Pioneer Diversified High Income Trust, one-third of the outstanding shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the meeting. For each of Pioneer Floating Rate Trust, Pioneer High Income Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust, one-third of the outstanding shares of the Common and Preferred Shares of the fund entitled to vote, present in person or represented by proxy, counted together, constitutes a quorum for the transaction of business at the meeting. In the event that at the time any session of the meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the shareholder meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the shareholder meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one half of the shares of the fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

     Shares of the fund represented in person or by proxy, including shares that abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. However, an abstention from voting has the same effect as a vote against a proposal. Also, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal and has not received instructions from the beneficial owner, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting for an election of Trustees. On any matter submitted to a vote of shareholders each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote.

Other business
     While the meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached notice of annual meeting of shareholders. However, if any additional matters properly come before the meeting, and on all matters incidental to the conduct of the meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

Method of solicitation and expenses
     The cost of preparing, printing and mailing the enclosed proxy statement, accompanying notice of annual meeting of shareholders and the accompanying proxy card for each fund will be borne by that fund. In addition to soliciting proxies by mail, Pioneer may, at the fund's expense, have one or more of the fund's officers, representatives or compensated third-party agents, including Pioneer, PIMSS and PFD, aid in the solicitation of proxies by personal interview or telephone and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons. Each fund has retained the Altman Group, Inc. to assist in the proxy solicitation. The cost of their services is estimated at approximately $89,000.

     Each fund may also arrange to have votes recorded by telephone, the internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the shareholder meeting. Each fund is unaware of any such challenge at this time. In the case of telephone voting, shareholders would be called at the phone number the sub-transfer agent, American Stock Transfer & Trust Company, has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. In the case of automated telephone and internet voting, shareholders would be required to provide their Social Security number or other identifying information and would receive a confirmation of their instructions.

     Persons holding shares as nominees will be reimbursed by the fund, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

July 30, 2008

[LOGO]PIONEER
Investments(R)

                           PIONEER FLOATING RATE TRUST
                                                                           PROXY
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 22, 2008

This proxy is solicited on behalf of the Board of Trustees of Pioneer Floating Rate Trust. I (we), the undersigned holder(s) of common shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa and Christopher J. Kelley, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Floating Rate Trust to be held on September 22, 2008, at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of Pioneer Floating Rate Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.


                    Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as executor, attorney, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                    ------------------------------------------------------------
                    Signature(s) [Title(s) if applicable]                 Date


                    ------------------------------------------------------------
                    Signature of joint owner, if any                      Date


--------------------------------------------------------------------------------

                                  ^ FOLD HERE ^

                          YOUR VOTE IS VERY IMPORTANT.

     PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY


THE COMMON SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER FLOATING RATE TRUST SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK:

1. To elect three Class II trustees of Pioneer Floating Rate Trust, as named in the attached proxy statement, to serve on the Board of Trustees until their successors have been duly elected and qualified. The nominees for trustees are:

    01. Daniel K. Kingsbury 02. Benjamin M. Friedman 03. Margaret B.W. Graham

    To withhold authority to vote "FOR" any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided below.

    ----------------------------------------------------------------------------


                 FOR               WITHHOLD           FOR ALL
                 ALL                 ALL              EXCEPT

                 [_]                 [_]                [_]




YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY TODAY.

[LOGO]PIONEER
Investments(R)
                           PIONEER FLOATING RATE TRUST
                                                                           PROXY
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 22, 2008

This proxy is solicited on behalf of the Board of Trustees of Pioneer Floating Rate Trust. I (we), the undersigned holder(s) of preferred shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa and Christopher J. Kelley, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Floating Rate Trust to be held on September 22, 2008, at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all preferred shares of beneficial interest of Pioneer Floating Rate Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.


                    Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as executor, attorney, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                    ------------------------------------------------------------
                    Signature(s) [Title(s) if applicable]                 Date


                    ------------------------------------------------------------
                    Signature of joint owner, if any                      Date


--------------------------------------------------------------------------------

                                  ^ FOLD HERE ^

                          YOUR VOTE IS VERY IMPORTANT.

     PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY


THE PREFERRED SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER FLOATING RATE TRUST SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:


1. To elect three Class II trustees of Pioneer Floating Rate Trust, as named in the attached proxy statement, to serve on the Board of Trustees until their successors have been duly elected and qualified. The nominees for trustees are:

    01. Daniel K. Kingsbury 02. Benjamin M. Friedman 03. Margaret B.W. Graham

    To withhold authority to vote "FOR" any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided below.

    ----------------------------------------------------------------------------


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK:

                 FOR               WITHHOLD           FOR ALL
                 ALL                 ALL              EXCEPT

                 [_]                 [_]                [_]


YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY TODAY.

[LOGO]PIONEER
Investments(R)

                            PIONEER HIGH INCOME TRUST
                                                                           PROXY
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 22, 2008

This proxy is solicited on behalf of the Board of Trustees of Pioneer High Income Trust. I (we), the undersigned holder(s) of common shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa and Christopher J. Kelley, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer High Income Trust to be held on September 22, 2008, at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of Pioneer High Income Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.


                    Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as executor, attorney, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                    ------------------------------------------------------------
                    Signature(s) [Title(s) if applicable]                 Date


                    ------------------------------------------------------------
                    Signature of joint owner, if any                      Date


--------------------------------------------------------------------------------

                                  ^ FOLD HERE ^

                          YOUR VOTE IS VERY IMPORTANT.

     PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY


THE COMMON SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER HIGH INCOME TRUST SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:


1. To elect three Class III trustees of Pioneer High Income Trust, as named in the attached proxy statement, to serve on the Board of Trustees until their successors have been duly elected and qualified. The nominees for trustees are:

    01. Daniel K. Kingsbury 02. Benjamin M. Friedman 03. Margaret B.W. Graham

    To withhold authority to vote "FOR" any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided below.

    ----------------------------------------------------------------------------


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK:

                 FOR               WITHHOLD           FOR ALL
                 ALL                 ALL              EXCEPT

                 [_]                 [_]                [_]


YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY TODAY.

[LOGO]PIONEER
Investments(R)

                            PIONEER HIGH INCOME TRUST
                                                                           PROXY
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 22, 2008

This proxy is solicited on behalf of the Board of Trustees of Pioneer High Income Trust. I (we), the undersigned holder(s) of preferred shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa and Christopher J. Kelley, and each of them, my
(our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer High Income Trust to be held on September 22, 2008, at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all preferred shares of beneficial interest of Pioneer High Income Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.


                    Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as executor, attorney, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                    ------------------------------------------------------------
                    Signature(s) [Title(s) if applicable]                 Date


                    ------------------------------------------------------------
                    Signature of joint owner, if any                      Date


--------------------------------------------------------------------------------

                                  ^ FOLD HERE ^

                          YOUR VOTE IS VERY IMPORTANT.

     PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY


THE PREFERRED SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER HIGH INCOME TRUST SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK:

1. To elect three Class III trustees of Pioneer High Income Trust, as named in the attached proxy statement, to serve on the Board of Trustees until their successors have been duly elected and qualified. The nominees for trustees are:

    01. Daniel K. Kingsbury 02. Benjamin M. Friedman 03. Margaret B.W. Graham

    To withhold authority to vote "FOR" any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided below.

    ----------------------------------------------------------------------------


                 FOR               WITHHOLD           FOR ALL
                 ALL                 ALL              EXCEPT

                 [_]                 [_]                [_]



YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY TODAY.

[LOGO]PIONEER
Investments(R)

                  PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST
                                                                           PROXY
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 22, 2008

This proxy is solicited on behalf of the Board of Trustees of Pioneer Municipal High Income Advantage Trust. I (we), the undersigned holder(s) of common shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa and Christopher J. Kelley, and each of them, my
(our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Municipal High Income Advantage Trust to be held on September 22, 2008, at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of Pioneer Municipal High Income Advantage Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.


                    Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as executor, attorney, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                    ------------------------------------------------------------
                    Signature(s) [Title(s) if applicable]                 Date


                    ------------------------------------------------------------
                    Signature of joint owner, if any                      Date


--------------------------------------------------------------------------------

                                  ^ FOLD HERE ^

                          YOUR VOTE IS VERY IMPORTANT.

     PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY


THE COMMON SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:


1. To elect three Class II trustees of Pioneer Municipal High Income Advantage Trust, as named in the attached proxy statement, to serve on the Board of Trustees until their successors have been duly elected and qualified. The nominees for trustees are:

    01. Daniel K. Kingsbury 02. Benjamin M. Friedman 03. Margaret B.W. Graham

    To withhold authority to vote "FOR" any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided below.

    ----------------------------------------------------------------------------


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK:

                 FOR               WITHHOLD           FOR ALL
                 ALL                 ALL              EXCEPT

                 [_]                 [_]                [_]


YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY TODAY.

[LOGO]PIONEER
Investments(R)
                  PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST
                                                                           PROXY
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 22, 2008

This proxy is solicited on behalf of the Board of Trustees of Pioneer Municipal High Income Advantage Trust. I (we), the undersigned holder(s) of preferred shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa and Christopher J. Kelley, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Municipal High Income Advantage Trust to be held on September 22, 2008, at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all preferred shares of beneficial interest of Pioneer Municipal High Income Advantage Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.


                    Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as executor, attorney, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                    ------------------------------------------------------------
                    Signature(s) [Title(s) if applicable]                 Date


                    ------------------------------------------------------------
                    Signature of joint owner, if any                      Date


--------------------------------------------------------------------------------

                                  ^ FOLD HERE ^

                          YOUR VOTE IS VERY IMPORTANT.

     PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY


THE PREFERRED SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:


1. To elect three Class II trustees of Pioneer Municipal High Income Advantage Trust, as named in the attached proxy statement, to serve on the Board of Trustees until their successors have been duly elected and qualified. The nominees for trustees are:

    01. Daniel K. Kingsbury 02. Benjamin M. Friedman 03. Margaret B.W. Graham

    To withhold authority to vote "FOR" any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided below.

    ----------------------------------------------------------------------------

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK:

                 FOR               WITHHOLD           FOR ALL
                 ALL                 ALL              EXCEPT

                 [_]                 [_]                [_]


YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY TODAY.

[LOGO]PIONEER
Investments(R)
                       PIONEER MUNICIPAL HIGH INCOME TRUST
                                                                           PROXY
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 22, 2008

This proxy is solicited on behalf of the Board of Trustees of Pioneer Municipal High Income Trust. I (we), the undersigned holder(s) of common shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa and Christopher J. Kelley, and each of them, my
(our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Municipal High Income Trust to be held on September 22, 2008, at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of Pioneer Municipal High Income Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.


                    Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as executor, attorney, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                    ------------------------------------------------------------
                    Signature(s) [Title(s) if applicable]                 Date


                    ------------------------------------------------------------
                    Signature of joint owner, if any                      Date


--------------------------------------------------------------------------------

                                  ^ FOLD HERE ^

                          YOUR VOTE IS VERY IMPORTANT.

     PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY


THE COMMON SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER MUNICIPAL HIGH INCOME TRUST SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:


1. To elect three Class II trustees of Pioneer Municipal High Income Trust, as named in the attached proxy statement, to serve on the Board of Trustees until their successors have been duly elected and qualified. The nominees for trustees are:

    01. Daniel K. Kingsbury 02. Benjamin M. Friedman 03. Margaret B.W. Graham

    To withhold authority to vote "FOR" any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided below.

    ----------------------------------------------------------------------------


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK:

                 FOR               WITHHOLD           FOR ALL
                 ALL                 ALL              EXCEPT

                 [_]                 [_]                [_]




YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY TODAY.

[LOGO]PIONEER
Investments(R)
                       PIONEER MUNICIPAL HIGH INCOME TRUST
                                                                           PROXY
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 22, 2008

This proxy is solicited on behalf of the Board of Trustees of Pioneer Municipal High Income Trust. I (we), the undersigned holder(s) of preferred shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa and Christopher J. Kelley, and each of them, my
(our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Municipal High Income Trust to be held on September 22, 2008, at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all preferred shares of beneficial interest of Pioneer Municipal High Income Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.


                    Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as executor, attorney, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                    ------------------------------------------------------------
                    Signature(s) [Title(s) if applicable]                 Date


                    ------------------------------------------------------------
                    Signature of joint owner, if any                      Date


--------------------------------------------------------------------------------

                                  ^ FOLD HERE ^

                          YOUR VOTE IS VERY IMPORTANT.

     PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY


THE PREFERRED SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER MUNICIPAL HIGH INCOME TRUST SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:


1. To elect three Class II trustees of Pioneer Municipal High Income Trust, as named in the attached proxy statement, to serve on the Board of Trustees until their successors have been duly elected and qualified. The nominees for trustees are:

    01. Daniel K. Kingsbury 02. Benjamin M. Friedman 03. Margaret B.W. Graham

    To withhold authority to vote "FOR" any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided below.

    ----------------------------------------------------------------------------


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK:

                 FOR               WITHHOLD           FOR ALL
                 ALL                 ALL              EXCEPT

                 [_]                 [_]                [_]


YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY TODAY.

[LOGO]PIONEER
Investments(R)

                      PIONEER DIVERSIFIED HIGH INCOME TRUST
                                                                           PROXY
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 22, 2008

This proxy is solicited on behalf of the Board of Trustees of Pioneer Diversified High Income Trust. I (we), the undersigned holder(s) of common shares of beneficial interest, having received notice of the meeting and management's proxy statement therefore, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa and Christopher J. Kelley, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Diversified High Income Trust to be held on September 22, 2008, at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of Pioneer Diversified High Income Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.




                    Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as executor, attorney, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                    ------------------------------------------------------------
                    Signature(s) [Title(s) if applicable]                 Date


                    ------------------------------------------------------------
                    Signature of joint owner, if any                      Date




--------------------------------------------------------------------------------

                                  ^ FOLD HERE ^

                          YOUR VOTE IS VERY IMPORTANT.

     PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY


THE COMMON SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER DIVERSIFIED HIGH INCOME TRUST SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK:

1. To elect three Class I trustees of Pioneer Diversified High Income Trust, as named in the attached proxy statement, to serve on the Board of Trustees until their successors have been duly elected and qualified. The nominees for trustees are:

    01. Daniel K. Kingsbury  02. Benjamin M. Friedman  03. Margaret B.W. Graham

    To withhold authority to vote "FOR" any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided below.

    ----------------------------------------------------------------------------


                 FOR               WITHHOLD           FOR ALL
                 ALL                 ALL              EXCEPT

                 [_]                 [_]                [_]



YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY TODAY.